Exhibit 10.10

                        LIBERTY FINANCIAL COMPANIES, INC.

                              AMENDED AND RESTATED

                            1995 STOCK INCENTIVE PLAN

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     1. Purpose. The purpose of the Liberty Financial Companies, Inc. 1995 Stock
Incentive Plan (the "Plan") is to advance the interests of Liberty Financial Companies, Inc. (the "Company"), and its present and future Affiliates by strengthening the ability of the Company and its Affiliates to attract, retain and motivate key employees, directors, and consultants to the Company by providing incentives, opportunities and favorable terms for them to acquire stock of the Company and to receive other Awards.

     The Plan shall be administered by the Board of Directors of the Company (the "Board") and the Compensation and Stock Option Committee of the Board, or another committee or persons designated by the Board, as provided in Section 15 (the "Committee").

     2. Participation. The Committee shall have exclusive power (except as may be delegated by the Committee as provided in Section 15 herein) to select the key employees, directors and other individuals performing services for the Company and its Affiliates who shall be eligible individuals who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. As used herein the term "Participant" means each eligible individual to whom an Award has been made under any provision of the Plan.

     3. Awards Under the Plan.

     3.1. Types of Awards. Awards under the Plan ("Awards") may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) "Stock Options"; (ii) "Stock Appreciation Rights";
(iii) "Restricted Stock"; (iv) "Unrestricted Stock"; (v) "Performance Shares";
(vi) "Loans"; (vii) "Supplemental Cash Grants"; and (viii) any other type of Award deemed by the Board in its discretion to be consistent with the purposes of the Plan.

     Stock Options, which include "Nonqualified Stock Options" and "Incentive Stock Options" or combinations thereof, are rights to purchase common stock, $0.01 par value, of the Company ("Shares" or "Stock"). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Section 4.

     Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Shares, other securities of the Company (which may include, without limitation, preferred stock, debentures, warrants, securities convertible into common stock or other property, and any other securities including those of the Company or an Affiliate, or any combination thereof ("Other Securities")), or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Section 5.

     Restricted Stock are Shares which are issued subject to terms, conditions and restrictions specified in Section 6. Unrestricted Stock are Shares issued without restrictions as described in Section 6.

     Performance Shares are contingent awards, subject to the terms, conditions and restrictions described in Section 7, under which the Participant may become entitled to receive cash, Shares, Other Securities, or other forms of payment, or any combination thereof, as determined by the Committee.

     Loans and Supplemental Cash Grants are other Awards which may be made subject to the terms described in Section 8.

   3.2. Maximum Number of Shares That May be Issued.

     (a) There may be issued under the Plan any and all shares as shall be issuable under Stock Options issued and outstanding as of May 12, 1997 (the date prior to the Company's 1997 Annual Stockholders' Meeting, at which certain amendments to the Plan were approved) in accordance with the respective


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         terms of such Stock Options (including, without limitation, any adjustments pursuant to Section 13). In addition, from and after May 13, 1997, there may be issued under the Plan (as Restricted Stock or Unrestricted Stock, in payment of Performance Shares, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of other Awards) in any calendar year ("Award Year") Awards providing for the issuance of an amount of Shares not exceeding two percent (2.0%) of the total number of Shares outstanding as of the December 31 next preceding the applicable Award Year. At any time during an Award Year such two percent (2.0%) limit shall be calculated (i) first, after giving effect to the issuance of Awards during such Award Year and (ii) second, after taking into account whether any Awards previously issued during such Award Year shall have been forfeited or otherwise shall have expired or terminated, in whole or in part, without having been exercised or paid in Shares.

     (b) In addition, there shall be available for Awards under the Plan in any Award Year, in addition to Shares available for grant during such Award Year pursuant to paragraph (a) above, (i) shares in respect of Awards granted from and after May 13, 1997 which shall have been canceled, forfeited, terminated or which expire unexercised (with the exceptions of the termination of a Stock Appreciation Right granted in tandem with a Stock Option upon the exercise of the related Stock Option, and the termination of a related Stock Option upon the exercise of such a corresponding Stock Appreciation Right) and (ii) the excess amount of variable Awards granted from and after May 13, 1997 which become fixed at less than their maximum limitations. In each case the amounts provided by this paragraph (b) shall be subject to adjustment as provided in Section 13.

     (c) For purposes of the foregoing provisions of this Section 3.2, (i) at any time during an Award Year, Shares subject to an Award first shall be charged against the limitation created by paragraph (a) above until such limitation for such Award Year shall have been exhausted and thereafter shall be charged against the amount available under paragraph (b) above, (ii) the grant of a Performance Share shall be deemed to be equal to the maximum number of Shares which may be issued upon payment of the Performance Share and (iii) where the value of an Award is variable on the date it is granted, the value shall be deemed to be the maximum limitation of the Award. Awards payable solely in cash shall be excluded in calculating the limitations established above in this Section 3.2.

     (d) Notwithstanding the foregoing provisions of this Section 3.2, the maximum number of Shares that may be issued under Incentive Stock Options awarded under the Plan from and after May 13, 1997, subject to adjustment in accordance with Section 13, shall be 10,000,000 Shares.

     (e) In addition, without regard to the foregoing limit, the Company may issue Awards under the Plan in connection with the acquisition of other entities or businesses in replacement of awards held by employees or other persons associated with the acquired entity or business. Such replacement Awards shall be subject to adjustment as provided in
         Section 13.

     (f) Shares issued pursuant to the Plan may be either authorized but unissued Shares, treasury Shares, reacquired Shares, or any combination thereof.

   3.3. Rights With Respect to Shares and Other Securities.

     (a) Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a Participant's rights pursuant to the Plan) shall have, after issuance of a certificate for the number of Shares awarded (or after such Shares otherwise shall actually have been issued to or for the account of the Participant) and prior to the expiration of the Restricted Period (as defined in Section 6) or the earlier forfeiture of such Shares as herein provided, ownership of such Shares, including the right to vote the same and to receive dividends (including Shares issued upon reinvestment of cash dividends) or other distributions made or paid with respect to such Shares (provided that such Shares of Restricted Stock, and any new, additional or different Shares, or Other Securities, or other forms of consideration which the Participant may be entitled to receive with respect to such Shares of Restricted Stock as a result of a stock split, stock dividend or any other change in the capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan.


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         Notwithstanding the foregoing, a Participant with whom any agreement is made to issue Shares or Other Securities in the future shall have no rights as a shareholder with respect to Shares or Other Securities related to such agreement until issuance of a certificate to the Participant (or until such Shares or such Other Securities otherwise shall actually have been issued to or for the account of the Participant).

     (b) Unless otherwise determined by the Committee in its discretion, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Shares or any other Award is made (and any person succeeding to such a Participant's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares or as a holder with respect to Other Securities, if any, issuable pursuant to any such Award until the date of the issuance of a certificate to the Participant for such Shares or such Other Securities (or until such Shares or such Other Securities otherwise shall actually have been issued to or for the account of the Participant). Except as provided in
         Section 13, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued (or such other issuance shall have occurred).

     3.4. Definitions of Certain Terms. Whenever the "Fair Market Value" of Shares or Other Securities or any other property must be determined pursuant to any provisions of the Plan, "Fair Market Value" shall be the amount determined by the Committee as follows:

      (i) if the Shares or Other Securities or other property are then traded on a securities exchange, the closing sale price on the principal market on which the Shares or Other Securities or other property are traded on the date in question (or if such price is not available on such date, on the business day closest to such date for which such price is available); or

     (ii) if the Shares or Other Securities or other property are then traded in the over-the-counter market, the mean between the closing bid and asked price of the Shares or Other Securities or other property on the date in question (or if such prices are not available on such date, on the business day closest to such date for which such prices are available), as such price is reported in a publication of general circulation selected by the Committee; or

    (iii) if the Shares or Other Securities or other property are not then actively traded on an exchange or in the over-the-counter market, the amount determined in good faith by the Committee.

     As used herein, a "parent corporation" is any corporation which is the owner of at least 50% of the total combined voting power of all classes of stock of the Company, and a "subsidiary corporation" is any corporation of which the Company is the owner of at least 50% of the total combined voting power of all classes of stock of such corporation. "Affiliate" means any entity in which the Company or any parent or subsidiary corporation has a substantial direct or indirect equity interest.

     An "eligible individual" shall be deemed to refer to any person eligible to receive an Award under the Plan and shall include (i) key employees, (ii) non-employee directors, and (iii) individuals performing services as non-employee independent contractors.

     "Section 162(m) employee" means a Participant who is one of the group of "covered employees," as defined in regulations promulgated under Section 162(m) of the Code.

     For purposes of this Plan, a Participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of "Disability" if the Participant has incurred total and permanent disability as determined under the provisions of a Company or subsidiary corporation long-term disability program which is applicable to the Participant.

     "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Affiliate.

     "Retirement" means the Participant's retirement from active employment with the Company or an Affiliate (or ceasing to provide services as an independent contractor) within or after the calendar year the Participant attains age sixty
(60).


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     4. Stock Options. The Committee may grant Stock Options either alone, or in conjunction with Stock Appreciation Rights or other Awards, either at the time of grant or by amendment thereafter, provided that an Incentive Stock Option may be granted only to an eligible individual who is an employee of the Company or its parent or subsidiary corporation. Incentive Stock Options are Stock Options which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each Stock Option granted under the Plan shall be evidenced by an instrument ("Option Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan which shall comply with the terms and conditions specified in this Section 4 and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

     4.1. Option Price. The option price may be less than, equal to, or greater than, the Fair Market Value of the Shares subject to the option at the time the Stock Option is granted, as determined by the Committee, but in no event will the option price be less than 50% of the Fair Market Value of the underlying Shares at the time the Stock Option is granted; provided, however, that in the case of an Incentive Stock Option, the option price shall not be less than the Fair Market Value of the Shares at the time the Incentive Stock Option is granted, or if granted to an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary corporation (a "10% Employee"), such option price shall not be less than 110% of such Fair Market Value at the time the Incentive Stock Option is granted; and provided, further, that in the case of any Stock Option intended to satisfy the "performance-based" exemption under Section 162(m) of the Code, the option price shall not be less than the Fair Market Value of the Shares at the time the Stock Option is granted. However, in no event will the option price be less than the par value of such Shares.

     4.2. Number of Option Shares. The Committee shall determine the number of Shares to be subject to each Stock Option; provided, however, that if the Committee determines that a Stock Option should satisfy the "performance-based" exemption under Section 162(m) of the Code, the maximum number of Shares subject to Stock Options which may be granted to any single Participant during any calendar year is three hundred thousand (300,000). The number of Shares subject to an outstanding Stock Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Shares under the Stock Option are used to calculate the cash, Shares, Other Securities, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Stock Option, or to the extent that any other Award granted in conjunction with such Stock Option is paid.

   4.3. Exercisability of Stock Options. A Stock Option shall not be exercisable, as follows:

     (a) in the case of any Incentive Stock Option granted to a 10% Employee, after the expiration of five (5) years from the date it is granted, and, in the case of any other Incentive Stock Option or any Nonqualified Stock Option, after the expiration of ten (10) years from the date it is granted; any Stock Option may be exercised during such period only at such time or times and in such installments as the Committee may establish in the Option Agreement;

     (b) unless payment in full is made for the Shares at the time of exercise and such payment shall be made in such form (including, but not limited to, cash, check, or if permitted by the Committee in the Option Agreement, by delivery to the Company of Shares, or a promissory note, or an irrevocable undertaking by a broker to deliver to the Company sufficient funds to pay the exercise price, or the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion;

     (c) unless the Participant has been, at all times during the period beginning with the date of the grant of the Stock Option and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, or a corporation substituting or assuming the Stock Option in a transaction to which Section 424(a) of the Code is applicable, except that:

       (i) unless otherwise provided in the Option Agreement, if the Participant ceases to perform services for the Company or an Affiliate because of Retirement or Disability, any unvested Stock Option or portion thereof shall fully vest, and following such Retirement or Disability the Participant may at any time within a period of three (3) years from the date of such Retirement or Disability exercise the Stock Option;

       (ii) unless otherwise provided in the Option Agreement, if the Participant ceases to perform services for the Company or an Affiliate because of the Participant's death, any unvested Stock Option or


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             portion thereof shall fully vest, and the Participant's estate, personal representative or Beneficiary to whom it has been transferred pursuant to Section 14 (or any other permitted transferee in accordance with Section 16.3) may at any time within a period of three (3) years from the date of the Participant's death exercise the Stock Option;

       (iii) if the Participant ceases to perform services for the Company or an Affiliate for Cause, all Stock Options shall immediately expire and cease to be vested or exercisable, and the Participant shall have no further rights or claims with respect thereto;

       (iv) unless otherwise provided in the Option Agreement, if the Participant ceases to perform services for the Company or an Affiliate for any reason other than death, Disability or Retirement, or for Cause, any Stock Option or portion thereof which was not vested and exercisable shall immediately terminate and the optionee shall have no further rights or claims with respect thereto, and the Participant may at any time within a period of ninety (90) days from the date of such termination exercise the Stock Option to the extent that the Stock Option was exercisable by the Participant on the date the Participant ceased to perform services;

         provided, however, that the Committee may provide specifically in the Option Agreement or otherwise for such other period of time during which a Participant may exercise a Stock Option after termination of the Participant's services, subject to the overriding limitation that no Stock Option may be exercised to any extent by anyone after the date of expiration of the Stock Option.

     In the event that an Incentive Stock Option is exercised by a Participant after the exercise period that applies for purposes of treatment as an incentive stock option under Section 422 of the Code, such Stock Option shall thereafter be treated as a Nonqualified Stock Option.

     4.4. Restrictions on Incentive Stock Options. In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Shares (determined at the time of grant of the Stock Option pursuant to Section 4.1) with respect to which incentive stock options are exercisable for the first time by an employee during any period shall not exceed any applicable limitations imposed by Section 422 of the Code or any successor provision (as of May 13, 1997, $100,000 per calendar year under all plans of the employer corporation and its parent and subsidiary corporations). To the extent the limitation in the preceding sentence would be exceeded with respect to any portion of a Stock Option otherwise first becoming exercisable for any year in accordance with the vesting schedule established for an optionee, the Committee may determine at the time of grant that vesting with respect to such excess amount shall be deferred until the first subsequent year that such excess amount (or any part thereof) can become exercisable within the limitation of the preceding sentence; absent such a determination, such excess amount shall become vested as a Nonqualified Stock Option.

     An Incentive Stock Option shall be transferable only as permitted under the rules prescribed in or under the Code for incentive stock options.

     4.5. Restrictions on Shares. Shares purchased by a Participant upon exercise of a Stock Option may be subject to such transfer and forfeiture restrictions (including without limitation transfer and forfeiture restrictions like those which may be applicable to Restricted Stock under the provisions of
Section 6) as the Committee in its sole discretion shall establish in the Option Agreement.

     5. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options or other Awards, either at the time of grant or by amendment thereafter, except that a Stock Appreciation Right granted in conjunction with an Incentive Stock Option shall be granted only at the time the Stock Option is granted. Each Award of Stock Appreciation Rights ("SAR Award") granted under the Plan shall be evidenced by an instrument ("SAR Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan which shall comply with the terms and conditions specified in this Section 5, and with such other terms and conditions, including, but not limited to, restrictions upon the SAR Award or the Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

     5.1. Description of Stock Appreciation Rights. An SAR Award shall entitle the holder to exercise such Award or to surrender unexercised the Stock Option (or other Award) to which the Stock Appreciation Right is attached (or any portion of such Stock Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal


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to the excess of the Fair Market Value of one Share, at the time of such exercise, over the exercise price (or option price, as the case may be) per Share, times the number of Shares subject to the SAR Award or the Stock Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. Unless otherwise provided in the SAR Agreement, the Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash, Shares, Other Securities, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.

     5.2. Number of Shares Subject to SAR Award. The Committee shall determine the number of Shares to be subject to each SAR Award; provided, however, that if the Committee determines that an SAR Award should satisfy the "performance-based" exemption under Section 162(m) of the Code, the maximum number of Stock Appreciation Rights which may be granted to any single Participant during any calendar year is three hundred thousand (300,000). The number of Shares subject to an outstanding SAR Award may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Shares under such SAR Award are used to calculate the cash, Shares, Other Securities, or other forms of payment, or any combination thereof, received pursuant to exercise of an Stock Option attached to such SAR Award, or to the extent that any other Award granted in conjunction with such SAR Award is paid.

   5.3. Exercisability of SAR Award. The SAR Award shall not be exercisable:

     (a) in the case of any SAR Award of that is attached to an Incentive Stock Option granted to a 10% Employee, after the expiration of five (5) years from the date it is granted, and, in the case of any other SAR Award, after the expiration of ten (10) years from the date it is granted. Any SAR Award may be exercised during such period only at such time or times and in such installments as the Committee may establish in the SAR Agreement;

     (b) unless the Stock Option or other Award (if any) to which the SAR Award is attached is at the time exercisable;

     (c) in the case of any SAR Award that is attached to an Incentive Stock Option, only when the Fair Market Value of the Shares subject to the Stock Option exceeds the option price of the Stock Option;

     (d) unless the Participant has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, except that:

       (i) unless otherwise provided in the SAR Agreement, if the Participant ceases to perform services for the Company or an Affiliate because of Retirement or Disability, any unvested Stock Appreciation Right or portion thereof shall fully vest, and following such Retirement or Disability the Participant may at any time within a period of three (3) years from the date of such Retirement or Disability exercise the Stock Appreciation Right;

       (ii) unless otherwise provided in the SAR Agreement, if the Participant ceases to perform services for the Company or an Affiliate because of the Participant's death, any unvested Stock Appreciation Right or portion thereof shall fully vest, and the Participant's estate, personal representative or Beneficiary to whom it has been transferred pursuant to Section 14 (or any other permitted transferee in accordance with Section 16.3) may at any time within a period of three (3) years from the date of the Participant's death exercise the Stock Appreciation Right;

       (iii) if the Participant ceases to perform services for the Company or an Affiliate for Cause, all Stock Appreciation Rights shall immediately expire and cease to be vested or exercisable, and the Participant shall have no further rights or claims with respect thereto;

       (iv) unless otherwise provided in the SAR Agreement, if the Participant ceases to perform services for the Company or an Affiliate for any reason other than death, Disability or Retirement, or for Cause, any Stock Appreciation Right or portion thereof which was not vested and exercisable shall immediately terminate and the Participant shall have no further rights or claims with respect thereto, and the Participant may at any time within a period of ninety (90) days from the date


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             of such termination exercise the Stock Appreciation Right to the extent that the Stock Appreciation Right was exercisable by the Participant on the date the Participant ceased to perform services;

         provided, however, that the Committee may provide specifically in the SAR Agreement or otherwise for such other period of time during which the Participant may exercise the SAR Award after termination of the Participant's services, subject to the overriding limitation that no SAR Award may be exercised to any extent by anyone after the date of expiration of the SAR Award.

     5.4. Deemed Exercise of SAR Award. An SAR Award may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Stock Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Section 5.1.

     6. Restricted Stock and Unrestricted Stock. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument ("Restricted Stock Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan which shall comply with the terms and conditions specified in this Section 6, and with such other terms and conditions as the Committee, in its discretion, shall establish.

     6.1. Number of Shares of Restricted Stock. The Committee shall determine the number of Shares to be issued to a Participant pursuant to the Award of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both; provided, however, that if the Committee determines that an Award of Restricted Stock should satisfy the "performance-based" exemption under Section 162(m) of the Code, the maximum number of Shares of Restricted Stock which may be granted to any single Participant during any calendar is three hundred thousand (300,000).

     6.2. Restriction on Transfer; Forfeiture. Shares issued to a Participant in accordance with the Award of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution (or as otherwise permitted pursuant to Section 16.3), or as otherwise determined by the Committee in the Restricted Stock Agreement, for such period as the Committee shall determine from the date on which the Award is granted (the "Restricted Period"). Without limiting the generality of the foregoing, the Restricted Period may terminate (in whole or in part) upon the lapse of a specified time period, the attainment of performance goals, or both.

     The Shares issued to a Participant in accordance with the Award of Restricted Stock shall be forfeited by the Participant and returned to the Company in the following circumstances:

       (i) if the Participant's continuous employment or performance of services for the Company and its Affiliates shall terminate for any reason (except as otherwise provided in Section 6.3) prior to the expiration of the Restricted Period; or

       (ii) if, on or prior to the expiration of the Restricted Period the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such Shares and such failure shall continue for 10 business days following notice thereof to the Participant (or such lesser period as is imposed by applicable law); or

       (iii) under such other circumstances as determined by the Committee in its discretion, as shall be specified in the Restricted Stock Agreement.

     Each certificate for Shares issued pursuant to an Award of Restricted Stock shall bear an appropriate legend referring to the foregoing forfeiture provisions and other restrictions; shall be deposited by the Participant with the Company, together with a stock power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such Shares in contravention of the foregoing forfeiture provisions and other restrictions shall be null and void and without effect.

     If Shares issued pursuant to an Award of Restricted Stock shall be forfeited pursuant to the foregoing provisions, the Participant, or in the event of his or her death, his or her personal representative, shall forthwith deliver to the Clerk of the Company instruments of transfer as may reasonably be required by the Clerk of the Company.


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     6.3. Termination of Services Under Certain Circumstances. Notwithstanding
Section 6.2, if a Participant who has been in continuous employment or performance of services for the Company or an Affiliate since the date on which an Award of Restricted Stock was granted to the Participant shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of Disability or Retirement, and any of such events shall occur prior to the end of the Restricted Period of such Award, the Committee may determine to waive the application of the forfeiture provisions (and any and all other restrictions) on any or all of the Shares subject to such Award. The Committee also may in its discretion provide for such a result in the Restricted Stock Agreement.

     6.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on Restricted Stock as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price therefor and/or restrictions designed to satisfy requirements of applicable federal or state securities laws.

     Unless and until the Committee proposes for stockholder vote a change in the general performance measures set forth below, the attainment of which shall determine the number of Shares of Restricted Stock that become vested under the Plan, the performance measure(s) to be used for purposes of grants to Section 162(m) employees shall be selected by the Committee from among the following alternatives: (i) earnings per Share, (ii) Share price, (iii) pre-tax operating profits, (iv) net income, (v) return on equity or assets, (vi) revenues or expenses, (vii) product sales, (viii) market share, or (ix) any combination of the foregoing. Performance measures may be in respect of the performance of the Company and its subsidiary corporations (which may be on a consolidated basis), a subsidiary corporation or a business unit or units. Performance measures may be absolute or relative and may be expressed in terms of a progression within a specified range.

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. The Committee retains the absolute discretion to grant Restricted Stock that shall not qualify for the "performance-based" exemption under Section 162(m) of the Code.

     6.5. Notice of Election Under Section 83(b). A Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within ten (10) days of the filing of such election with the Internal Revenue Service.

     6.6. Unrestricted Stock. The Committee may, in its discretion, approve the sale and transfer to a Participant of Shares of Unrestricted Stock free of any vesting requirements or transfer restriction for a price which is not less than the par value of the Shares.

     7. Performance Shares. The Award of Performance Shares ("Performance Share Grant") to a Participant will entitle the Participant to receive a specified amount determined by the Committee (the "Value"), if the terms and conditions specified herein and in the Award are satisfied. Each Performance Share Grant shall be subject to the terms and conditions specified in this Section 7, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Shares, Other Securities, or other forms of payment, or any combination thereof, issued in respect of the Performance Share Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an instrument (a "Performance Share Agreement") in such form and substance as is determined by the Committee.

     7.1. Description of Performance Shares. The Committee shall determine the Value or range of Values of a Performance Share Grant to be awarded to each Participant selected for such an Award and whether or not such a Performance Share Grant is granted in conjunction with an Award of Stock Options, Stock Appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the Participant (the "Associated Award"). If the Committee determines that a grant of Performance Shares should satisfy the "performance-based" exemption under Section 162(m) of the Code, the maximum payout to any Section 162(m) employee with respect to Performance Shares granted in any one calendar year shall be one million dollars ($1,000,000).

     As determined by the Committee in the Performance Share Agreement, the maximum value of each Performance Share Grant (the "Maximum Value") shall be:
(i) an amount fixed by the Committee at the time the

Award is made or amended thereafter; (ii) an amount which varies from time to time based in whole or in part on the then current value of a Share, Other Securities, other forms of payment, or any combination thereof; or (iii) an amount that is determinable from criteria specified by the Committee.

     Performance Share Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Share Grant awarded in conjunction with an Associated Award, the Performance Share Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

     7.2. Performance Objectives. The award period in respect of any Performance Share Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the award period as the means of determining the Value of such a Performance Share Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more of its parent or subsidiary or corporations one or more of their business units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof.

     The Value of a Performance Share Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Value of Performance Share Grants shall be determined if the performance objectives are met in part. Such performance measures, the Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the award period, if it determines that such performance measures, the Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

     Notwithstanding the foregoing, unless and until the Committee proposes for stockholder vote a change in the general performance measures referenced below, the attainment of which shall serve as a basis for the determination of the number and/or value of Performance Shares granted under the Plan, the performance measure(s) to be used for purposes of grants to Section 162(m) employees shall be selected from the alternatives set forth in Section 6.4 and shall be determined in the manner provided therein.

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Performance Shares that shall not qualify for the "performance-based" exemption under Section 162(m) of the Code, the Committee may make grants which do not qualify for such exemption.

     7.3. Effect of Termination of Services. The rights of a Participant in Performance Shares awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the Participant's employment or performance of services for the Company and its Affiliates shall terminate for any reason prior to the end of the award period.

     7.4. Payment of Performance Shares. The Committee shall determine whether the conditions of Section 7.1 or 7.2 have been met and, if so, shall ascertain the Value of the Performance Share Grants. If the Performance Share Grants have no Value, the Award and such Performance Share Grants shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Share Grants have any Value and:

   (i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Value of the Performance Share Grants earned by the Participant to be paid to the Participant or the Participant's Beneficiary as provided below; or

  (ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Board, (A) to cancel the Performance Share Grants, in which event no amount in respect thereof shall be paid to the Participant or the Participant's Beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Value of the Performance Share Grants to the Participant or the Participant's Beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the Participant or the Participant's Beneficiary (or other permitted transferee in accordance with Section 16.3) as provided below, the Value of only a portion of the Performance Share Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

Such determination by the Committee shall be made as promptly as practicable following the end of the award period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

     Payment of any amount in respect of the Performance Shares which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the award period or at such other time or times as the Committee shall determine, and may be made in cash, Shares, Other Securities, or other forms of payment, or any combination thereof, or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Section 7 to the contrary, the Committee may, in its discretion, determine and pay out the Value of the Performance Shares at any time during the award period.

     8. Loans; Supplemental Cash Grants; Other Awards.

     8.1. Loans. The Company may make a loan to a Participant ("Loan"), either on the date of or after the grant of any Award to the Participant. A Loan may be made either in connection with the purchase of Shares, Other Securities or other property under the Award or with the payment of any federal, state and local income tax with respect to income recognized as a result of the Award. The Committee will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate, whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten (10) years in duration.

     8.2. Supplemental Cash Grants. In connection with any Award, the Committee may at the time such Award is made or at a later date, provide for and grant a cash award to the Participant ("Supplemental Cash Grant") not to exceed an amount equal to (i) the amount of any federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (ii) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 8.2. Any payments under this Section 8.2 will be made at the time the Participant incurs such income tax liability with respect to the Award.

     8.3. Other Awards. In addition to the types of Awards specifically described in the foregoing provisions of the Plan, the Committee may in its discretion determine, describe and award or grant any other type of Award which is consistent with the terms and purposes of the Plan. Such Awards may include special Awards relating to a single eligible individual and Awards made pursuant to special or recurring plans or programs covering groups of eligible individuals.

     9. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be (i) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates), (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures, and/or (iii) credited with investment equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

     10. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Shares, Other Securities, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, Other Securities, other forms of payment, or any combination thereof), together with such additional amounts of investment equivalents as may be determined by the Committee in its discretion.

     11. Amendment or Substitution of Awards Under the Plan. The terms of any outstanding Award under the Plan as provided in any instrument may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a Participant under the Award without the Participant's written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary corporation, Affiliate, division or business unit thereof, on the Plan, or on any Award under the Plan. The Committee may, in its discretion, permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

     12. Termination of Services by a Participant. For all purposes under the Plan, the Committee shall determine whether a Participant has terminated employment by or the performance of services for the Company and its Affiliates; provided, however, that transfers between the Company and an Affiliate or between Affiliates and approved leaves of absence shall not be deemed such a termination.

     13. Changes in the Company's Capital Structure. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of capital stock, bonds, debentures, or Other Securities ahead of or affecting the Shares, Other Securities or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of Shares (or Other Securities) covered by any outstanding Award, the price per share thereof, and the limits on the amount of Incentive Stock Options issuable under the Plan and the amounts of Shares issuable pursuant to Section 162(m) employees upon exercise of Stock Options or Stock Appreciation Rights or as Restricted Stock each shall be appropriately adjusted for any increase or decrease in the number of issued Shares resulting from the subdivision or consolidation of Shares (or Other Securities) or any other capital adjustment, the payment of a stock dividend or any other increase in such Shares (or Other Securities) effected without receipt of consideration by the Company or any other decrease therein effected without a distribution of cash or property in connection therewith, or any other extraordinary or unusual event similarly affecting the Shares (or Other Securities). Any such adjustment shall be made by the Committee, in its discretion, and such adjustment shall be final, conclusive and binding for all purposes of the Plan.

     In the event the Company merges or consolidates with one or more corporations and the Company is the surviving corporation, thereafter upon any exercise of an Award, the holder thereof shall be entitled to purchase or receive in lieu of the number of Shares (or Other Securities) as to which the Award relates, the number and class of shares of stock or securities to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if immediately prior to such merger or consolidation, the holder had been the holder of record of Shares (or Other Securities) as to which the Award related.

     If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Stock Options or other Awards remain outstanding under the Plan:

   (i) subject to the provisions of clauses (iii), (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Stock Option or other Award shall be entitled, upon exercise of such Stock Option or other Award, to receive in lieu of Shares (or Other Securities) of the Company, shares of such stock or other securities as the holders of Shares (or Other Securities) received pursuant to the terms of the merger, consolidation or sale; or

  (ii) the Committee may waive any discretionary limitations imposed with respect to the exercise of the Stock Option or other Award so that all Stock Options or other Awards from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Committee, shall become fully vested or be exercisable in full; or

 (iii) any or all outstanding Stock Options or other Awards may be canceled by the Committee as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of a Stock Option or other Award, and each such holder thereof shall have the right to exercise such Stock Option or other Award in full (without regard to any discretionary limitations imposed with respect to the Stock Option or other Award) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or

  (iv) any or all outstanding Stock Options or other Awards may be canceled by the Committee as of the date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of a Stock Option or other Award, and each such holder thereof shall have the right to exercise such Stock Option or other Award but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the Stock Option or other Award prior to the effective date of such merger, consolidation, liquidation or sale; or

   (v) the Committee may provide for the cancellation of any or all outstanding Stock Options or other Awards and for the payment to the holders thereof of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such Stock Option or other Award.

     Except as hereinbefore expressly provided, the issue by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of Shares then subject to outstanding Stock Options or other Awards.

     14. Designation of Beneficiary by Participant. A Participant may name a Beneficiary to receive any benefit or payment to which the Participant may be entitled in respect of any Award under the Plan in the event of the Participant's death, on a written form to be provided by and filed with the Company, and in a manner determined by the Committee. A Participant may change the Participant's Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of Beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant or is otherwise in existence on the date on which any amount becomes payable to such Participant's Beneficiary, such payment will be made to the legal representatives of the Participant's estate, and the term "Beneficiary" as used in the Plan shall be deemed to include such person or persons.

     15. Administration. The Plan shall be administered by the Compensation and Stock Option Committee of the Board, or by any other committee appointed by the Board (the Compensation and Stock Option Committee or other such committee appointed by the Board is herein referred to as the "Committee"). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

     The Committee shall have full power, except as limited by law, the Articles of Organization and By-Laws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board from time to time, to exercise all of the powers vested in it by the terms of the Plan set forth herein, such powers to include authority (except as may be delegated as permitted herein) to select the key employees and other key individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan.

     The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

        The Committee may establish a sub-committee consisting of at least two members of the Committee to whom some or all of the authority of the Committee with respect to the Plan may be delegated. The Committee (and any sub-committee) may act only by a majority of its members in office, except that the members of the Committee (and any sub-committee) may authorize any one or more of their members or any officer of the Company (i) to designate additional Participants with respect to an authorized reserve of Awards approved by the Committee (or sub-committee) and (ii) to execute and deliver documents or to take any other ministerial action on behalf of the Committee (or such sub-committee) with respect to Awards made or to be made to Participants. No member of the Committee (or such sub-committee) and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee (or such sub-committee) or by any other officer of the Company in connection with the performance of duties under the Plan, except for his or her own willful misconduct or as expressly provided by statute. If any such sub-committee or other authorized designee(s) shall have authority to grant, or to take any other action with respect to, any Awards intended to comply with Rule 16b-3 or to qualify as "performanced-based" compensation under Section 162(m) of the Code, then such sub-committee or such authorized designee(s) shall be constituted in a manner which shall comply at all relevant time(s) with the applicable requirements of Rule 16b-3 or Section 162(m), as the case may be.

     Notwithstanding the foregoing provisions of this Section 15, but subject to the provisions of Section 16.5, the Board of Directors may in any instance exercise authority with respect to the Plan that it has delegated hereunder to the Committee.

     16. Miscellaneous Provisions.

     16.1. No Rights to Awards or Employment. No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.

     16.2. Delivery of Written Instruments. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

     16.3. Assignment Prohibition. Subject to the provisions of this Section 16.3, (a) no Award under the Plan shall be transferable otherwise than by will, by the laws of descent and distribution, or by operation of a "qualified domestic relations order," as that term is defined in the Code, and (b) during the lifetime of the Participant to whom an Award has been granted, rights under the Award may be exercised only by the Participant, the Participant's guardian or legal representative, or by the assignee of the Award under such a "qualified domestic relations order." Notwithstanding the foregoing, the Committee may provide for greater transferability in the case of any Award, including, without limitation, transfer to one or more members of the Participant's family or to a partnership or trust established for the benefit of one or more members of the Participant's family. Unless otherwise provided by the Committee, the conditions and criteria governing the exercise or payment of such an Award (by way of example accelerated vesting upon death or Disability or the attainment of performance goals applicable to the Participant) shall following any permitted transfer continue to be determined by reference to the Participant and not the transferee. In no event shall Incentive Stock Options awarded under the Plan be transferable other than as permitted under the rules prescribed in or under the Code for incentive stock options. An award that is intended to be exempt under Rule 16b-3 under the Exchange Act or any successor rule, or that is intended to qualify for the performance- based exception under Section 162(m) of the Code, shall be transferable only to the extent consistent with such exemption or qualification. Nothing in this Section shall be construed as restricting the transfer of Shares that have become free of other transfer restrictions under the Plan or that were awarded free of any such restrictions.

     16.4. Compliance With Applicable Laws. No Shares, Other Securities, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     16.5. Rule 16b-3 and Section 162(m). It is the intent of the Company that the Plan comply in all respects with Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. It is the intent of the Company that Awards to Section 162(m) employees may satisfy for "performance-based" compensation under Section 162(m) of the Code to the extent that the Committee shall make Awards which the Committee intends to satisfy such exemption; any ambiguities or inconsistencies in the Plan shall be interpreted to give effect to such intention.

     16.6. Tax Withholding. The Company and its Affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, Other Securities, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any Beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, Other Securities, or other forms of payment, or any combination thereof.

     Notwithstanding anything in the Plan to the contrary the Committee may, in its discretion, permit an eligible Participant (or any Beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, Other Securities, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the amount of such taxes.

     16.7. Plan Not Funded. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

     16.8. Consent of Participant. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Committee, or the delegates of the Committee.

     16.9. Rules of Construction. The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice or conflicts of laws rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     17. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board or by the Committee. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent, except as permitted under Section 11.

   18. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

     (a) upon the adoption of a resolution of the Board terminating the Plan; or

     (b) May 13, 2007. No Award of an Incentive Stock Option may be granted under the Plan after May 13, 2007.

     No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person's consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Section 11.


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